CONSENT AND THIRD AMENDMENT TO LOAN AND SECURITY AGREEMENT This Consent and Third Amendment to Loan and Security Agreement (this “Amendment”) is entered into this 11th day of November, 2024, by and among (a) SILICON VALLEY BANK, A DIVISION OF FIRST-CITIZENS BANK & TRUST COMPANY (“Bank”) and (b)(i) BIOLIFE SOLUTIONS, INC., a Delaware corporation (“BioLife”), (ii) SAVSU TECHNOLOGIES, INC., a Delaware corporation (“SavSu”), (iii) ARCTIC SOLUTIONS, INC., a Delaware corporation dba CUSTOM BIOGENIC SYSTREMS (“Arctic”), (iv) SCISAFE HOLDINGS, INC., a Delaware corporation (“SciSafe”), and (v) SEXTON BIOTECHNOLOGIES, INC., a Delaware corporation (“Sexton; together with BioLife, SavSu, Arctic, and SciSafe, individually and collectively, jointly and severally, “Borrower”). RECITALS A. Bank and Borrower have entered into that certain Loan and Security Agreement dated as of September 20, 2022, as amended by that certain Waiver and First Amendment to Loan and Security Agreement dated as of February 26, 2024, as amended by that certain Consent and Second Amendment to Loan and Security Agreement dated as of April 16, 2024 (as the same may from time to time be further amended, modified, supplemented or restated, the “Loan Agreement”). B. Bank has extended credit to Borrower for the purposes permitted in the Loan Agreement. C. Borrower has notified Bank that it will enter into that certain Stock Purchase Agreement with Subzero Purchaser Corp., a Delaware corporation (“Buyer”) in substantially the form attached hereto as Schedule 1 (the “Purchase Agreement”) pursuant to which, SciSafe, Inc., a Delaware corporation will sell all of its rights, title, and interest in SciSafe, Inc., a New Jersey corporation to Buyer for a net cash purchase price of at least $65,000,000.00 (the “Sale”). Borrower has requested that Bank consent to the Sale. D. Bank has agreed to consent to the Sale, but only to the extent, in accordance with the terms, subject to the conditions and in reliance upon the representations and warranties set forth below. AGREEMENT NOW, THEREFORE, in consideration of the foregoing recitals and other good and valuable consideration, the receipt and adequacy of which is hereby acknowledged, and intending to be legally bound, the parties hereto agree as follows: 1. Definitions. Capitalized terms used but not defined in this Amendment shall have the meanings given to them in the Loan Agreement. 2. Consent. Bank hereby consents to the Sale and agrees that the Sale shall not, in and of itself, constitute an Event of Default under Section 6.1, Section 6.3, Section 6.7, or Section Docusign Envelope ID: E6D70B44-2055-4585-9433-F3580845E1B4 Exhibit 10.1

7.2 of the Loan Agreement, provided that such consent is subject to the following conditions being fulfilled, each to the satisfaction of Bank: (a) Biolife shall receive at least $65,000,000.00 in unrestricted and unencumbered net cash proceeds from the Sale (the “Sale Proceeds”), which Sale Proceeds shall be deposited in an account of BioLife maintained at Bank or Bank’s Affiliates on the closing date of the Sale; (b) Borrower shall not (i) at any time make, or be obligated to make, payments, dispositions, distributions, settlements, or outflows of any kind, or assume any obligations or liabilities of any kind, whether arising now or in the future, in connection with the Sale in excess of $4,000,000.00 (“Total Outflows”) or (ii) assume or incur any Indebtedness (other than Permitted Indebtedness or the Total Outflows) in connection with the Sale; (c) Borrower shall not incur any Liens (other than Permitted Liens) in connection with the Sale; and (d) no Event of Default shall occur or continue, both before and immediately after giving effect to the Sale ((a) through (d) collectively, the “Sale Conditions”). The consent provided for herein is a one-time consent relating only to the Sale, and shall not be deemed to constitute an agreement by Bank to any future consent or waiver of the terms and conditions of the Loan Agreement. In the event that the aggregate amount of Borrower’s Total Outflows in connection with the Sale exceeds $4,000,000.00 at any time, it shall be an immediate Event of Default for which there shall be no grace or cure period. 3. Amendments to Loan Agreement. 3.1 Section 1.3 (Fees). Section 1.3(d) is amended in its entirety and replaced with the following: “ (d) Termination Fee. Upon termination of the Loan Agreement for any reason prior to the Term Loan Maturity Date, in addition to the payment of any other amounts then-owing, a termination fee in an amount equal to $750,000.00, which shall be fully earned and non-refundable as of such date (the “Termination Fee”). Notwithstanding the foregoing, provided no Event of Default has occurred and is continuing, the Termination Fee shall be waived by Bank if Bank closes on the refinance and redocumentation of the Term Loan Advances (in its sole and absolute discretion) prior to the Term Loan Maturity Date.” 3.2 Section 5.7(a) (Accounts). Section 5.7(a) is amended in its entirety and replaced with the following: “ (a) Maintain all of Borrower’s, any of its Subsidiaries’, and any Guarantor’s operating accounts, depository accounts and excess cash with Bank or Bank’s Affiliates; provided that, the aggregate balance of accounts maintained in the name of Subsidiaries which are not a co-Borrower under this Agreement shall not exceed $50,000.00 (for all Subsidiaries which are not a co-Borrower together).” 3.3 Section 5.7(c). Section 5.7(c) is amended in its entirety and replaced with the following: “In addition to and without limiting the restrictions in (a), Borrower shall provide Bank five (5) days prior written notice before establishing any Collateral Account at or with any bank or financial institution other than Bank or Bank’s Affiliates. Docusign Envelope ID: E6D70B44-2055-4585-9433-F3580845E1B4

For each Collateral Account that Borrower at any time maintains, Borrower shall cause the applicable bank or financial institution (other than Bank) at or with which any Collateral Account is maintained to execute and deliver a Control Agreement or other appropriate instrument with respect to such Collateral Account to perfect Bank’s Lien in such Collateral Account in accordance with the terms hereunder which Control Agreement may not be terminated without the prior written consent of Bank. The provisions of the previous sentence shall not apply to deposit accounts exclusively used for payroll, payroll taxes, and other employee wage and benefit payments to or for the benefit of Borrower’s employees and identified to Bank by Borrower as such.” 3.4 Section 5.15 (Required Dissolution). The Loan Agreement is amended by inserting the following new Section 5.15 to appear immediately following Section 5.15 hereof: “5.15 Required Dissolution. On or prior to January 10, 2025, Borrower shall deliver evidence satisfactory to Bank in its sole and absolute discretion, that (i) SciSafe, Inc., a Delaware corporation, has been liquidated, dissolved, and wound up, and (ii) all of the assets of SciSafe, Inc., a Delaware corporation have been transferred to BioLife free and clear of any Liens.” 3.5 Section 12.2 – Permitted Investments (Definitions). Clause (i) of the definition of Permitted Investments is amended in its entirety and replaced with the following: “(i) Investments by Borrower in its Subsidiaries which are co-Borrowers under this Agreement.” 4. Limitation of Consent and Amendment. 4.1 The consent and amendments set forth in Sections 2 and 3, above, are effective for the purposes set forth herein and shall be limited precisely as written and shall not be deemed to (a) be a consent to any amendment, waiver or modification of any other term or condition of any Loan Document, or (b) otherwise prejudice any right or remedy which Bank may now have or may have in the future under or in connection with any Loan Document. 4.2 This Amendment shall be construed in connection with and as part of the Loan Documents and all terms, conditions, representations, warranties, covenants and agreements set forth in the Loan Documents, except as herein amended, are hereby ratified and confirmed and shall remain in full force and effect. 5. Representations and Warranties. To induce Bank to enter into this Amendment, Borrower hereby represents and warrants to Bank as follows: 5.1 Immediately after giving effect to this Amendment (a) the representations and warranties contained in the Loan Documents are true, accurate and complete in all material respects as of the date hereof (except to the extent such representations and warranties relate to an earlier date, in which case they are true and correct as of such date), and (b) no Event of Default has occurred and is continuing; Docusign Envelope ID: E6D70B44-2055-4585-9433-F3580845E1B4

5.2 Borrower has the power and authority to execute and deliver this Amendment and to perform its obligations under the Loan Agreement, as amended by this Amendment; 5.3 The organizational documents of Borrower delivered to Bank on the Effective Date remain true, accurate and complete and have not been amended, supplemented or restated and are and continue to be in full force and effect; 5.4 The execution and delivery by Borrower of this Amendment and the performance by Borrower of its obligations under the Loan Agreement, as amended by this Amendment, have been duly authorized; 5.5 The execution and delivery by Borrower of this Amendment and the performance by Borrower of its obligations under the Loan Agreement, as amended by this Amendment, do not and will not contravene (a) any law or regulation binding on or affecting Borrower, (b) any contractual restriction with a Person binding on Borrower, (c) any order, judgment or decree of any court or other governmental or public body or authority, or subdivision thereof, binding on Borrower, or (d) the organizational documents of Borrower; 5.6 The execution and delivery by Borrower of this Amendment and the performance by Borrower of its obligations under the Loan Agreement, as amended by this Amendment, do not require any order, consent, approval, license, authorization or validation of, or filing, recording or registration with, or exemption by any governmental or public body or authority, or subdivision thereof, binding on Borrower, except as already has been obtained or made; and 5.7 This Amendment has been duly executed and delivered by Borrower and is the binding obligation of Borrower, enforceable against Borrower in accordance with its terms, except as such enforceability may be limited by bankruptcy, insolvency, reorganization, liquidation, moratorium or other similar laws of general application and equitable principles relating to or affecting creditors’ rights. 6. Release by Borrower: 6.1 FOR GOOD AND VALUABLE CONSIDERATION, Borrower hereby forever relieves, releases, and discharges Bank and its present or former employees, officers, directors, agents, representatives, attorneys, and each of them, from any and all claims, debts, liabilities, demands, obligations, promises, acts, agreements, costs and expenses, actions and causes of action, of every type, kind, nature, description or character whatsoever, whether known or unknown, suspected or unsuspected, absolute or contingent, arising out of or in any manner whatsoever connected with or related to facts, circumstances, issues, controversies or claims existing or arising from the beginning of time through and including the date of execution of this Amendment (collectively “Released Claims”). Without limiting the foregoing, the Released Claims shall include any and all liabilities or claims arising out of or in any manner whatsoever connected with or related to the Loan Documents, the recitals hereto, any instruments, agreements or documents executed in connection with any of the foregoing or the origination, negotiation, administration, servicing and/or enforcement of any of the foregoing. Docusign Envelope ID: E6D70B44-2055-4585-9433-F3580845E1B4

6.2 In furtherance of this release, Borrower expressly acknowledges and waives any and all rights under Section 1542 of the California Civil Code, which provides as follows: “A general release does not extend to claims that the creditor or releasing party does not know or suspect to exist in his or her favor at the time of executing the release and that, if known by him or her, would have materially affected his or her settlement with the debtor or released party.” (Emphasis added.) 6.3 By entering into this release, Borrower recognizes that no facts or representations are ever absolutely certain and it may hereafter discover facts in addition to or different from those which it presently knows or believes to be true, but that it is the intention of Borrower hereby to fully, finally and forever settle and release all matters, disputes and differences, known or unknown, suspected or unsuspected; accordingly, if Borrower should subsequently discover that any fact that it relied upon in entering into this release was untrue, or that any understanding of the facts was incorrect, Borrower shall not be entitled to set aside this release by reason thereof, regardless of any claim of mistake of fact or law or any other circumstances whatsoever. Borrower acknowledges that it is not relying upon and has not relied upon any representation or statement made by Bank with respect to the facts underlying this release or with regard to any of such party’s rights or asserted rights. 6.4 This release may be pleaded as a full and complete defense and/or as a cross-complaint or counterclaim against any action, suit, or other proceeding that may be instituted, prosecuted or attempted in breach of this release. Borrower acknowledges that the release contained herein constitutes a material inducement to Bank to enter into this Amendment, and that Bank would not have done so but for Bank’s expectation that such release is valid and enforceable in all events. 6.5 Borrower hereby represents and warrants to Bank, and Bank is relying thereon, as follows: (a) Except as expressly stated in this Amendment, neither Bank nor any agent, employee or representative of Bank has made any statement or representation to Borrower regarding any fact relied upon by Borrower in entering into this Amendment. (b) Borrower has made such investigation of the facts pertaining to this Amendment and all of the matters appertaining thereto, as it deems necessary. (c) The terms of this Amendment are contractual and not a mere recital. (d) This Amendment has been carefully read by Borrower, the contents hereof are known and understood by Borrower, and this Amendment is signed freely, and without duress, by Borrower. Borrower represents and warrants that it is the sole and lawful owner of all right, title and interest in and to every claim and every other matter which it releases herein, and that it has not heretofore assigned or transferred, or purported to assign or transfer, to any person, firm or entity any claims or other matters herein released. Docusign Envelope ID: E6D70B44-2055-4585-9433-F3580845E1B4

Borrower shall indemnify Bank, defend and hold it harmless from and against all claims based upon or arising in connection with prior assignments or purported assignments or transfers of any claims or matters released herein. 7. Fees and Expenses. Borrower (as such term is amended in Section 2.4 hereof) shall reimburse Bank for all unreimbursed Bank Expenses, including without limitation, all legal fees and expenses incurred in connection with this Amendment. 8. Governing Law. This Amendment shall be governed and construed in accordance with the laws of the State of California, without giving effect to conflicts of laws principles. 9. Integration. This Amendment and the Loan Documents represent the entire agreement about this subject matter and supersede prior negotiations or agreements. All prior agreements, understandings, representations, warranties, and negotiations between the parties about the subject matter of this Amendment and the Loan Documents merge into this Amendment and the Loan Documents. 10. Counterparts. This Amendment may be executed in any number of counterparts and all of such counterparts taken together shall be deemed to constitute one and the same instrument. Each party hereto may execute this Amendment by electronic means and recognizes and accepts the use of electronic signatures and records by any other party hereto in connection with the execution and storage hereof. 11. Effectiveness. This Amendment shall be deemed effective upon the due execution and delivery to Bank of this Amendment by each party hereto. [Signature page follows.] Docusign Envelope ID: E6D70B44-2055-4585-9433-F3580845E1B4

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed as of the date first written above. BANK BORROWER FIRST-CITIZENS BANK & TRUST COMPANY By: __________________________ Name: Peter Sletteland Title: Managing Director BIOLIFE SOLUTIONS, INC. By: ___________________________________ Name: Troy Wichterman Title: Chief Financial Officer SAVSU TECHNOLOGIES, INC. By:_____________________________________ Name: Troy Wichterman Title: Secretary, Vice President, Treasurer ARCTIC SOLUTIONS, INC. By:____________________________________ Name: Troy Wichterman Title: Secretary, Vice President, Treasurer SCISAFE HOLDINGS, INC. By:_______________________________________ Name: Troy Wichterman Title: Secretary, Vice President, Treasurer SEXTON BIOTECHNOLOGIES, INC. By: ______________________________________ Name: Troy Wichterman Title: Secretary, Vice President, Treasurer Docusign Envelope ID: E6D70B44-2055-4585-9433-F3580845E1B4 /s/ Peter Sletteland /s/ Troy Wichterman /s/ Troy Wichterman /s/ Troy Wichterman /s/ Troy Wichterman /s/ Troy Wichterman

Schedule 2 [Purchase Agreement] Docusign Envelope ID: E6D70B44-2055-4585-9433-F3580845E1B4